Exhibit 99.2

Aether Holdings Announces Closing of Initial Public Offering

New York, N.Y. April 11, 2025 — Aether Holdings, Inc. (NASDAQ: ATHR) (“we,” “us,” “our,” “Aether,” or the “Company”), an emerging financial technology holding company offering software, data, and artificial intelligence technology to institutional and self-directed investors, is pleased to announce the closing of its initial public offering of 1,800,000 shares of its common stock at a price to the public of $4.30 per share on April 11, 2025.

The gross proceeds to Aether from the offering, before deducting underwriting discounts and commissions and other offering expenses, were $7,740,000, and net proceeds were approximately $6,520,000. The shares sold in the offering began trading on the Nasdaq Capital Market under the symbol “ATHR” on April 10, 2025.

Aether intends to use the net proceeds from the offering to further the design and development of its products, hire additional employees, including in the areas of finance, accounting, sales, marketing, securities research, and copy editing, sales and marketing expenses, and general corporate purposes and working capital.

The Benchmark Company, LLC and Axiom Capital Management, Inc. acted as joint book-running managers for the offering. Ellenoff Grossman & Schole LLP acted as counsel to Aether. Sheppard, Mullin, Richter & Hampton LLP acted as counsel to the underwriters. ZH CPA LLC are Aether’s registered independent auditors.

A registration statement relating to Aether’s initial public offering has been filed with the U.S. Securities and Exchange Commission, and was declared effective on April 9, 2025. Final prospectuses for the offering and related resale by selling stockholders were filed with the U.S. Securities and Exchange Commission on April 11, 2025. This registration statement and final prospectuses can be obtained by visiting the SEC website at www.sec.gov. Please see such registration statement and final prospectuses for additional information regarding Aether.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Aether Holdings, Inc.

Aether Holdings, Inc. (NASDAQ:ATHR) is an emerging financial technology holding company focused on transforming the way investors navigate the markets. Leveraging decades of market expertise and cutting-edge technology, Aether delivers proprietary tools, data, and research to empower traders with actionable insights and enhanced decision-making capabilities.

Aether’s flagship platform, SentimenTrader.com, is designed to serve both retail and institutional investors by offering advanced sentiment analysis through the use of machine learning (ML) and artificial intelligence (AI) capabilities. With over 20 years of sentiment data integrated into its systems, Aether aims to provide its users with a powerful combination of technology and expertise, enabling them to make informed decisions to level-up their trading in the markets.

Aether is committed to building an ecosystem that supports smarter, data-driven trading strategies, reinforcing its mission to empower the investing community and redefine excellence in fintech.

Find out more about Aether Holdings at https://helloaether.com/

By integrating advanced technologies, including artificial intelligence tools with the critical thinking and analytical abilities of its team of evidenced-based trading veterans, Aether aims to provide its users with a powerful combination of technology and expertise, enabling them to make informed decisions to level-up their trading in the markets.

Cautionary Note Regarding Forward Looking Statements

This news release and statements of Aether’s management in connection with this news release or related events contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expected”, “anticipates”, “intends”, “plans”, “believes”, “potential”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. These forward-looking statements (which includes statements regarding the commencement of trading in our common stock and the closing of the offering described herein) are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. For Aether, particular risks and uncertainties that could cause our actual future results to differ materially from those expressed in our forward-looking statements include but are not limited to the following which are, and will be, exacerbated by any worsening of global business and economic environment: the impact of governmental laws and regulations, including the regulation of artificial intelligence; our failure to maintain and protect our reputation for trustworthiness and independence; our ability to develop new products or effectively market our products and services; our ability to continue to evolve and adapt our technology, including further adoption of artificial intelligence and machine learning techniques; our ability to attract new users and to persuade existing users to renew their subscriptions with us and to purchase higher subscription tiers from us; our ability to expand the coverage of our products to include foreign markets and additional types of financial instruments; our future capital needs; our ability to expand our revenue streams beyond the subscriber model; difficulties with third-party services we rely on or will rely on; and similar risks and uncertainties associated with the business of a start-up business operating a in a regulated industry. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.

Company Contact

Frank Cid

(347)-363-0886

ir@helloaether.com

Investor Relations Contact

Matthew Abenante, IRC

President

Strategic Investor Relations, LLC

(347)-947-2093

Email: matthew@strategic-ir.com

Media Contact

Jessica Starman, MBA

media@helloaether.com